AIMF SUM SUP-1 043014

Summary Prospectus Supplement dated April 30, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, R5, R6, Y and Investor Class shares of the Fund listed below:

Invesco International Core Equity Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Erik Esselink	Portfolio Manager	2014
W. Lindsay Davidson	Portfolio Manager	1998
Brian Nelson	Portfolio Manager	2014”

AIMF SUM SUP-1 043014